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                                                                 EXHIBIT 10.16.1


                                 FIRST AMENDMENT
                                       TO
                          CONSULTING SERVICES AGREEMENT


         THIS FIRST AMENDMENT TO CONSULTING SERVICES AGREEMENT (this "Amendment") dated as of __________, 2000 is entered into between HOME INTERIORS AND GIFTS, INC. , a Texas corporation ("Home Interiors") and TOMPKINS ASSOCIATES INCORPORATED ("Tompkins") each of which are parties to that certain Consulting Services Agreement dated June 3, 1999 attached hereto as Exhibit "A" (the "Agreement") .


                                   WITNESSETH:


         WHEREAS, Home Interiors and Tompkins desire to make certain modifications to the Agreement; and

         WHEREAS, the terms defined in the Agreement and not otherwise defined herein shall be used herein as defined in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Agreement agree as follows:

         1. Paragraph 1 of the Agreement is hereby amended by adding the following language: "Scope of Services shall be amended to include the Tompkins Proposal to Define, Outline and Prioritize Tactical Improvements to the Distribution Center dated July 28, 2000 attached hereto as Exhibit "B"; and

         2. Paragraph 4 of the Agreement is hereby deleted in its entirety and the following language is inserted in lieu thereof:

                  "TERM OF AGREEMENT. The Agreement shall commence on August 9, 2000 and except as otherwise provided, subject to Section 11, shall terminate at such time as the services provided for in the Proposal have been completed or upon fourteen (14) days prior written notice, whichever occurs last. Services hereunder shall terminate on the date of the notice.


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         3.       Training will be provided, at Home Interiors' request, at the rate of $1,400 per day plus expenses; and may be terminated at any time upon written notice to Tompkins.

         4. In the event of a conflict between this Amendment and the Agreement, this Amendment shall control.

         The Agreement, as amended by this First Amendment, represents the final agreement between the parties. All other terms and conditions of the Agreement are hereby ratified.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.


TOMPKINS ASSOCIATES INCORPORATED              HOME INTERIORS AND GIFTS, INC.



By:  /s/ JIMMY BENEFIELD                      By: /s/ MICHAEL D. LOHNER
    ---------------------------------            -------------------------------
Name:  Jimmy Benefield                        Name:  Michael D. Lohner
     --------------------------------              -----------------------------
Title: Managing Principal                     Title: Senior Vice President
      -------------------------------               ----------------------------


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